UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

September 12, 2023
Date of Report (date of earliest event reported)

NIKE, Inc.
(Exact name of registrant as specified in its charter)

Oregon	1-10635	93-0584541
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

ONE BOWERMAN DRIVE
BEAVERTON, OR 97005-6453
(Address of principal executive offices and zip code)

(503) 671-6453
Registrant's telephone number, including area code

NO CHANGE
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Class B Common Stock	NKE	New York Stock Exchange
(Title of each class)	(Trading Symbol)	(Name of each exchange on which registered)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

NIKE, Inc. (the “Company”) held its annual meeting of shareholders virtually on Tuesday, September 12, 2023. The following matters were submitted to a vote of the shareholders, the results of which were as follows:

Proposal 1 - Election of Directors

Directors Elected by Holders of Class A Common Stock:

	Votes Cast For	Votes Withheld	Broker Non-Votes
Timothy Cook	304,257,348	0	0
John Donahoe II	304,257,348	0	0
Thasunda Duckett	304,257,348	0	0
Mónica Gil	304,257,348	0	0
Maria Henry	304,257,348	0	0
Peter Henry	304,257,348	0	0
Travis Knight	304,257,348	0	0
Mark Parker	304,257,348	0	0
Michelle Peluso	304,257,348	0	0

Directors Elected by Holders of Class B Common Stock:

	Votes Cast For	Votes Withheld	Broker Non-Votes
Cathleen Benko	907,607,839	34,509,653	103,492,834
Alan Graf, Jr.	888,901,743	53,215,749	103,492,834
John Rogers, Jr.	607,714,783	334,402,709	103,492,834
Robert Swan	924,512,343	17,605,149	103,492,834

Proposal 2 - Advisory Vote on Executive Compensation

Class A and Class B Common Stock Voting Together:

For	Against	Abstain	Broker Non-Votes
1,089,327,174	148,866,857	8,180,809	103,492,834

Proposal 3 - Advisory Vote on the Frequency of Advisory Votes on Executive Compensation

Class A and Class B Common Stock Voting Together:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
1,233,176,858	870,788	10,930,002	1,397,192	103,492,834

Consistent with the recommendation of the Company's Board of Directors and the vote of shareholders, the Company will continue to hold an advisory vote to approve executive compensation annually until the next required vote on the frequency of such advisory votes takes place (which the Company expects will be at its 2029 annual meeting of shareholders).

Proposal 4 - Ratification of the Appointment of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year ending May 31, 2024

Class A and Class B Common Stock Voting Together:

For	Against	Abstain	Broker Non-Votes
1,297,350,783	50,624,149	1,892,742	0

Proposal 5 - Shareholder Proposal Regarding Supplemental Pay Equity Disclosure

Class A and Class B Common Stock Voting Together:

For	Against	Abstain	Broker Non-Votes
361,740,247	859,393,513	25,241,080	103,492,834

Proposal 6 - Shareholder Proposal Regarding a Supply Chain Management Report

Class A and Class B Common Stock Voting Together:

For	Against	Abstain	Broker Non-Votes
146,306,970	1,072,540,732	27,527,138	103,492,834

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NIKE, Inc. (Registrant)

Date:	September 15, 2023	By:	/s/ Matthew Friend
Matthew Friend
Executive Vice President and Chief Financial Officer